UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 2, 2010

XOMA LTD.

(Exact name of registrant as specified in its charter)

BERMUDA

(State or other jurisdiction of incorporation)

0-14710	52-2154066
(Commission File Number)	(IRS Employer Identification No.)

2910 Seventh Street, Berkeley, California	94710
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (510) 204-7200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Enrty Into a Material Definitive Agreement.

On February 2, 2010, XOMA Ltd. issued the press release attached as Exhibit 99.1 hereto regarding the transactions disclosed therein and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

10.1	Underwriting Agreement, dated February 2, 2010

10.2	Form of Warrant (February 2010)

10.3	Warrant Amendment Agreement, dated February 2, 2010 (May 2009 Warrants)

10.4	Form of Warrant Amendment Agreement, dated February 2, 2010 (June 2009 Warrants)

10.5	Form of Amended and Restated Warrant (May 2009)

10.6	Form of Amended and Restated Warrant (June 2009)

99.1.	Press Release dated February 2, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 2, 2010	XOMA LTD.

	By:	/S/ CHRISTOPHER J. MARGOLIN
	Name:	Christopher J. Margolin
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Number	Description

10.1	Underwriting Agreement, dated February 2, 2010

10.2	Form of Warrant (February 2010)

10.3	Warrant Amendment Agreement, dated February 2, 2010 (May 2009 Warrants)

10.4	Form of Warrant Amendment Agreement, dated February 2, 2010 (June 2009 Warrants)

10.5	Form of Amended and Restated Warrant (May 2009)

10.6	Form of Amended and Restated Warrant (June 2009)

99.1.	Press Release dated February 2, 2010